Basic and diluted net earnings (loss) per share	12 Months Ended
Dec. 31, 2023
Earnings Per Share, Basic and Diluted EPS [Abstract]
Basic and diluted net earnings (loss) per share	Basic and diluted net earnings (loss) per share
Basic and diluted earnings (loss) per share have been calculated on the basis of net earnings attributable to the common shareholders of the Company and the weighted average number of common shares and bonus deferral restricted share units outstanding. Diluted net earnings per share is computed using the weighted average number of common shares, additional shares issued subsequent to year-end under the dividend reinvestment plan, PSUs, RSUs and DSUs outstanding during the year and, if dilutive, potential incremental common shares related to the convertible debentures or resulting from the application of the treasury stock method to outstanding share options and Green Equity Units (note 9(c)).
The reconciliation of the net earnings (loss) and the weighted average shares used in the computation of basic and diluted earnings (loss) per share are as follows:

	2023	2022
Net earnings (loss) attributable to shareholders of AQN	$28,674	$(211,989)
Preferred shares, Series A dividend	4,586	4,786
Preferred shares, Series D dividend	3,770	3,934
Net earnings (loss) attributable to common shareholders of AQN – basic and diluted	$20,318	$(220,709)
Weighted average number of shares
Basic	688,738,717	677,862,207
Effect of dilutive securities	2,024,509	—
Diluted	690,763,226	677,862,207
This calculation of diluted shares excludes the potential impact of the Green Equity Units and 5,699,593 potential incremental shares that may become issuable pursuant to outstanding securities of the Company for the year ended December 31, 2023, as they are anti-dilutive. This calculation of diluted shares for the year ended December 31, 2022 excludes all potential incremental shares that may become issuable pursuant to outstanding securities of the Company as they are anti-dilutive.